UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 11, 2022
Glatfelter Corporation
______________________________________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina		28209

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		704 885-2555
(N/A)
______________________________________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 11, 2022, at the Special Meeting of the Shareholders (the “Special Meeting” of Glatfelter Corporation (the “Company”), the Company’s shareholders voted upon the following six proposals, each of which is described in more detail in the definitive proxy statement filed with the Securities and Exchange Commission on October 7, 2022.

There were 37,644,274 shares of the Company’s common stock represented at the Special Meeting by virtual attendance or by proxy, constituting approximately 84.03% of the Company’s common stock outstanding as of the close of business on September 26, 2022, the record date for the Special Meeting. The tables below show the votes cast for, against, as well as the number of abstentions and broker non-votes for each of the proposals. The final voting results for each proposal are as follows:

Proposal 1. The approval of amendments to the Company’s Articles of Incorporation (the “Articles”) and Bylaws (the “Bylaws”) to implement a majority voting standard for uncontested director elections.

The proposal was approved by a vote of the shareholders as follows:

For Against Abstain Broker Non-Votes

33,194,827 213,630 56,869 4,178,948

Proposal 2. The approval of an amendment to the Articles to eliminate cumulative voting in director elections.

The proposal was approved by a vote of the shareholders as follows:

For Against Abstain Broker Non-Votes

32,447,745 962,228 55,353 4,178,948

Proposal 3. The approval of an amendment to the Bylaws to allow the Board of Directors of the Company (the “Board”) to determine the number of authorized directors by resolution.

The proposal was approved by a vote of the shareholders as follows:

For Against Abstain Broker Non-Votes

36,497,082 1,084,128 63,064 N/A

Proposal 4. The approval of an amendment to the Bylaws to allow the Board to determine the time and place of the annual meeting.

The proposal was approved by a vote of the shareholders as follows:

For Against Abstain Broker Non-Votes

37,321,820 272,729 49,725 N/A

Proposal 5. The approval of an amendment to the Bylaws to provide for proxy access, which would allow eligible shareholders to include their own nominees for director in the Company’s proxy materials along with the Board’s nominees.

The proposal was approved by a vote of the shareholders as follows:

For Against Abstain Broker Non-Votes

33,320,789 93,926 50,611 4,178,948

Proposal 6. The approval of an amendment to the Bylaws to clarify the Company’s voting standards.

The proposal was approved by a vote of the shareholders as follows:

For Against Abstain Broker Non-Votes

33,161,957 251,680      51,689      4,178,948

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

November 16, 2022	By:	/s/ Jill L. Urey

Name: Jill L. Urey
Title: Vice President, Deputy General Counsel and Corporate Secretary